UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2013
Date of Report (Date of earliest event reported)

TITAN IRON ORE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona 85719
(Address of principal executive offices) (Zip Code)

(520) 898-0020
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 29, 2013, we petitioned for immediate access to our Iron Mountain property via a road through the lands of DSS Holdings LLC. The petition for access under W.S. Section 1-26-507 was heard in the Second Judicial District of the State of Wyoming.

On February 11, 2013, the petition for access was denied, and on February 12, 2013 we issued a press release announcing the outcome of the proceedings, a copy of which is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Exhibit Description
99.1	Press release dated February 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN IRON ORE CORP.
Date: February 14, 2013
By:

/s/ Andrew Brodkey
Andrew Brodkey
CEO and President